EQ ADVISORS TRUSTSM – ALL ASSET GROWTH – ALT 20 PORTFOLIO

SUPPLEMENT DATED JANUARY 25, 2013 TO THE PROSPECTUS DATED MAY 1, 2012, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2012, as supplemented of EQ Advisors Trust (“Trust”) regarding the All Asset Growth- Alt 20 Portfolio. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding litigation involving AXA Equitable Funds Management Group, LLC and its parent, AXA Equitable Life Insurance Company.

The first paragraph in the section “Management of the Trust – Legal Proceedings” hereby is deleted and replaced with the following:

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A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC) (“Sivolella Matter”). The lawsuit was filed derivatively on behalf of eight funds and seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), for alleged excessive fees paid to AXA Equitable Life Insurance Company and (“AXA Equitable”) and AXA Equitable Funds Management Group, LLC (“FMG LLC”) for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants’ motion to dismiss as it related to the Section 36(b) claim and granted the defendants’ motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Matter”). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella Matter as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Matters, the parties and the court agreed to consolidate the two lawsuits.